UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2013

CONO ITALIANO, INC.

(Exact name of registrant as specified in charter)

Nevada	000-51388	84-1665042
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employee Identification No.)

10 Main Street
Keyport, NJ 07735
(Address of principal executive offices)

(877) 330-2666

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) Previous Independent Registered Public Accounting Firm

On June 28, 2013, EFP Rotenberg, LLP of Rochester, NY (“EFP”) formally informed Cono Italiano, Inc. (the “Company”)of their resignation as the Company’s independent registered public accounting firm. The report of EFP on the Company’s consolidated financial statements as of and for the fiscal year ended December 31, 2012, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except to indicate that there was substantial doubt about the Company ability to continue as a going concern.

During the fiscal year ended December 31, 2012 and in the subsequent interim period through June 28, 2013, there were no disagreements with EFP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EFP, would have caused them to make reference to the subject matter of the disagreements in its reports on the financial statements for such year. During the fiscal year ended December 31, 2012, and in the subsequent interim period through June 28, 2013, the date of resignation of EFP, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided a copy of the above disclosures to EFP and requested EFP to provide it with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not EFP agrees with the above disclosures. A copy of EFP’s letter, dated July 18, 2013, confirming its agreement with the disclosures in this Item 4.01 is attached as Exhibit 16.1 to this Form 8-K.

(b) New Independent Registered Public Accounting Firm

On July 26, 2013, the Board of Directors of the Company approved the engagement of M&K CPAS, PLLC (“M&K”) as the Company’s new independent registered public accounting firm.

During the fiscal year ended December 31, 2012, and the subsequent interim period prior to the engagement of M&K, the Company has not consulted M&K regarding (i) the application of accounting principles to any specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(v)) or a reportable event (as defined in Item 304(a)(1)(v)).

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

16.1	Letter from EFP Rotenberg, LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONO ITALIANO, INC.

Date: August 1, 2013	By:	/s/ Mitchell Brown
	Name:	Mitchell Brown
	Title:	Chief Executive Officer